SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2006

CARDINAL COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

Nevada	1-15383	91-2117796
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

390 Interlocken Crescent, Suite 900
Broomfield, Colorado 80021
(Address of Principal Executive Offices)

303-285-5379
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Cardinal Communications, Inc. (the "Registrant" or the “Company”) from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 5.02 Appointment of Principal Officers.

The Board of Directors of Cardinal Communications, Inc. (the “Company”) announced that Mr. D. Brian Karr has been appointed the position of Chief Financial Officer, effective May 26, 2006.

Mr. Karr is the former Vice President of Operations and Finance at The TriZetto Group, Inc. As one of the founding executives of The TriZetto Group, Mr. Karr provided the finance expertise that established the initial accounting and financial planning functions and departments. He led TriZetto through two successful venture capital rounds prior to a successful IPO that occurred within two years of its founding and helped grow the company’s revenues to over $290 million annually.

Prior to joining TriZetto in 1997, Mr. Karr’s early career experience included senior accounting and finance roles at FHP/PacifiCare and TakeCare. He earned the CPA designation while working as a senior auditor at Ernst and Young. Brian earned his BS in Accounting from Biola University in LaMirada, California.

Item 7.01. Regulation FD Disclosure.

The Company incorporates by reference the matters described and set forth under Item 5.02 above and Item 8.01 below as if set forth under this Item 7.01 in their entirety.

Item 8.01. Other Events.

On May 26, 2006, the Company issued a press release announcing the appointment of Mr. D. Brian Karr as Chief Financial Officer of Cardinal Communications, Inc. described under Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Exhibit No.	Description

99.1	Press Release dated May 26, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Communications, Inc.

By:	/s/ Edouard A. Garneau

Chief Executive Officer

Date: May 30, 2006

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 26, 2006

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